                                                                      EXHIBIT 32


  WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350


         Solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Badger Meter, Inc., a Wisconsin corporation (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: October 22, 2003                By /S/ Richard A. Meeusen
                                          ----------------------
                                          Richard A. Meeusen
                                          President and Chief Executive Officer



                                       By /S/ Richard E. Johnson
                                          ----------------------
                                          Richard E. Johnson
                                          Senior Vice President - Finance, Chief
                                          Financial Officer and Treasurer




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